SUMMARY PROSPECTUS

Calibrated Dividend Growth Portfolio
(formerly Capital Structure Portfolio)

SEPTEMBER 27, 2012

CLASS/TICKER
CLASS VC	NO TICKER

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/seriesfunds. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated September 27, 2012, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	VC Shares

Management Fees	0.75%

Other Expenses	0.48%

Total Annual Fund Operating Expenses	1.23%

Management Fee Waiver and/or Expense Reimbursement(1)	(0.38)%

Total Annual Fund Operating Expenses After Management Fee Waiver and/or Expense Reimbursement(1)	0.85%

(1)

For the period from September 27, 2012 through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative services fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 0.85%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord, Abbett & Co. LLC (“Lord Abbett”) for the term of the agreement). The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

VC Shares	$87	$329	$616	$1,434

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests principally in equity securities of large and mid-sized companies that have a history of increasing dividends and that have the potential for capital appreciation. The Fund’s portfolio management team uses

SUMMARY – CALIBRATED DIVIDEND GROWTH PORTFOLIO

fundamental research and quantitative analysis to select the Fund’s investments, while seeking to maintain an investment portfolio with industry, sector, and capitalization weightings and other portfolio characteristics that generally are similar to those of the S&P 900 10-Year Dividend Growth Index (the “Dividend Growth Index”). The Dividend Growth Index is the exclusive property of Standard & Poor’s Financial Services LLC (“S&P”). Under a contract with Lord Abbett, S&P administers, maintains, and calculates the Dividend Growth Index. S&P and its affiliates will have no liability for any errors or omissions in calculating the Dividend Growth Index.

The Fund focuses on U.S. large and mid-sized companies that historically have grown their dividends over time, which represent a relatively narrow market segment compared to the broader U.S. equity markets. The Fund also may invest to a lesser extent in foreign companies. Under normal market conditions, the Fund’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities of large and mid-sized companies. Equity securities may include common stocks, preferred stocks, and equity interests in trusts, partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

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Dividend paying securities issued by companies that pay out a portion of their profits to shareholders instead of reinvesting all their profits in their businesses. Although issuers of dividend paying securities may include fast growing companies, they more commonly consist of “value” companies whose securities have the potential for investment return because they are underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you

SUMMARY – CALIBRATED DIVIDEND GROWTH PORTFOLIO

paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Investment Strategy Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market. In addition, the Fund’s strategy of focusing on the relatively narrow market segment of dividend paying companies means the Fund will be more exposed to risks associated with that particular market segment than a fund that invests more widely.

•

Equity Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Dividend Risk: Securities of dividend paying companies may become less available for purchase, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. In addition, a company’s dividend payments may vary over time, and there is no guarantee that a company will pay a dividend at all.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized Company Risk: Securities of mid-sized companies generally involve greater risks than investments in larger companies. Mid-sized companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized company securities tend to be more volatile and less liquid than equity securities of larger companies.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•

Foreign Company Risk: The Fund’s investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the

SUMMARY – CALIBRATED DIVIDEND GROWTH PORTFOLIO

U.S., these companies may be more vulnerable to economic, political, and social instability. In addition, they may be subject to less government supervision.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name “Capital Structure Portfolio” and invested in a mix of equity and fixed income securities. Effective on or about September 27, 2012, the Fund will implement its present dividend-oriented equity strategy. This change is likely to affect the Fund’s performance in the future.

SUMMARY – CALIBRATED DIVIDEND GROWTH PORTFOLIO

Bar Chart (per calendar year) — Class VC Shares

Best Quarter 3rd Q ‘09 +12.42%	Worst Quarter 3rd Q ’11 -13.59%

*	The year-to-date return for Class VC shares as of June 30, 2012 was 6.22%.

The table below shows how the average annual total returns of the Fund compare to the returns of securities indices. The Fund believes that the Dividend Growth Index is a more appropriate index than the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index, in light of the composition of the Fund’s portfolio following implementation of its dividend oriented equity strategy. Because the Dividend Growth Index more closely reflects the market segment in which the Fund invests, the Fund will remove the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index from the performance table in the future.

Average Annual Total Returns (for the periods ended December 31, 2011)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class VC Shares	0.19%	1.56%	7.32%	4/30/2003

Index

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	5.82%	4/30/2003

S&P 900 10-Year Dividend Growth Index* (reflects no deduction for fees, expenses, or taxes)	–	–	–	–

60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.69%	2.84%	5.89%	4/30/2003

*	The table does not show any returns for the Dividend Growth Index because the inception of the Dividend Growth Index was in 2012.

SUMMARY – CALIBRATED DIVIDEND GROWTH PORTFOLIO

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since

Walter H. Prahl, Partner and Director	2012

Frederick J. Ruvkun, Partner and Director	2012

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund and upon redemptions of Fund shares by such account, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

SUMMARY – CALIBRATED DIVIDEND GROWTH PORTFOLIO

Investment Company Act File Number: 811-05876

SF-CSP8 (9/12)